Exhibit 4.4

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

NOTE DUE 2012

No. R – [—]	U.S.$[—] CUSIP 80105NAF2 ISIN US80105NAF24

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 28, 2012, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 28, June 28, September 28 and December 28 of each year, subject to adjustment in accordance with the Day Count Convention (as defined below) (each an “Interest Payment Date”), commencing June 28, 2011 up to and including March 28, 2012, at a floating rate equal to the 3-month U.S. Dollar London Interbank Offered Rate (LIBOR) (as determined below), reset quarterly, plus a margin of 0.05% per annum, as described below, until the principal hereof is paid or made available for payment. The interest rate for the first Interest Period (as defined below) will be LIBOR, as determined on March 25, 2011, plus a margin of 0.05% per annum.

The interest rate will be reset quarterly on each Interest Reset Date (as defined below). For each Interest Period, interest will be calculated on the basis of the actual number of days elapsed and a 360-day year. “Interest Period” means the period beginning on, and including, an Interest Payment Date and ending on, but not including, the following Interest Payment Date; provided that the first Interest Period will begin on March 29, 2011, and will end on, but not include, the first Interest Payment Date. The “Interest Reset Date” for each Interest Period other than the first Interest Period, will be the first day of such Interest Period, subject to adjustment in accordance with the Day Count Convention specified below. The “Interest Determination Date” relating to a particular Interest Reset Date will be the day that is two London Banking Days preceding such Interest Reset Date.

With respect to any Interest Determination Date, “LIBOR” will be the rate for deposits in U.S. Dollars having a maturity of three months commencing on the Interest Reset Date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, LIBOR, in respect of that Interest Determination Date, will be determined as follows: the Calculation Agent (as defined below) will request the principal London offices of each of four major reference banks in the London interbank market (which may include the Calculation Agent, the paying agents or their affiliates), as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. Dollars for the period of three months, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in The City of New York (which may include the Calculation Agent, the paying agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for loans in U.S. Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. Dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen

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“LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits.

“Floating Rate Business Day” means any day that is a New York Business Day and a London Banking Day.

“New York Business Day” means any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

“London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

“Day Count Convention” means: if any Interest Reset Date or Interest Payment Date (other than the Stated Maturity date for principal) would otherwise be a day that is not a Floating Rate Business Day, the relevant date will be postponed to the next day that is a Floating Rate Business Day; provided, however, that if that date would fall in the next succeeding calendar month, such date will be the immediately preceding Floating Rate Business Day. If any such Interest Payment Date (other than the Stated Maturity date for principal) is postponed or brought forward as described above, the interest amount will be adjusted accordingly. If the Stated Maturity date for principal falls on a day that is not a Floating Rate Business Day, payment of principal and interest on the Securities will be made on the next day that is a Floating Rate Business Day, and no interest will accrue for the period from and after the Stated Maturity date. Postponement as described above will not result in a default under the Securities or the Indenture.

“Calculation Agent” means Deutsche Bank Trust Company Americas; provided that the Company may, in its sole discretion, appoint any other institution to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in such appointment.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the holders of Securities, the Company and the Trustee, absent manifest error.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 13, June 13, September 13 or December 13 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be

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given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

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(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

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Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name: Title:
Authorized Signatory

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REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default

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as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with

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the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

NOTE DUE 2013

No. R – [—]	U.S.$[—] CUSIP 80105NAE5 ISIN US80105NAE58

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 28, 2013, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 28, June 28, September 28 and December 28 of each year, subject to adjustment in accordance with the Day Count Convention (as defined below) (each an “Interest Payment Date”), commencing June 28, 2011 up to and including March 28, 2013, at a floating rate equal to the 3-month U.S. Dollar London Interbank Offered Rate (LIBOR) (as determined below), reset quarterly, plus a margin of 0.20% per annum, as described below, until the principal hereof is paid or made available for payment. The interest rate for the first Interest Period (as defined below) will be LIBOR, as determined on March 25, 2011, plus a margin of 0.20% per annum.

The interest rate will be reset quarterly on each Interest Reset Date (as defined below). For each Interest Period, interest will be calculated on the basis of the actual number of days elapsed and a 360-day year. “Interest Period” means the period beginning on, and including, an Interest Payment Date and ending on, but not including, the following Interest Payment Date; provided that the first Interest Period will begin on March 29, 2011, and will end on, but not include, the first Interest Payment Date. The “Interest Reset Date” for each Interest Period other than the first Interest Period, will be the first day of such Interest Period, subject to adjustment in accordance with the Day Count Convention specified below. The “Interest Determination Date” relating to a particular Interest Reset Date will be the day that is two London Banking Days preceding such Interest Reset Date.

With respect to any Interest Determination Date, “LIBOR” will be the rate for deposits in U.S. Dollars having a maturity of three months commencing on the Interest Reset Date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, LIBOR, in respect of that Interest Determination Date, will be determined as follows: the Calculation Agent (as defined below) will request the principal London offices of each of four major reference banks in the London interbank market (which may include the Calculation Agent, the paying agents or their affiliates), as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. Dollars for the period of three months, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in The City of New York (which may include the Calculation Agent, the paying agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for loans in U.S. Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. Dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen

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“LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits.

“Floating Rate Business Day” means any day that is a New York Business Day and a London Banking Day.

“New York Business Day” means any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

“London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

“Day Count Convention” means: if any Interest Reset Date or Interest Payment Date (other than the Stated Maturity date for principal) would otherwise be a day that is not a Floating Rate Business Day, the relevant date will be postponed to the next day that is a Floating Rate Business Day; provided, however, that if that date would fall in the next succeeding calendar month, such date will be the immediately preceding Floating Rate Business Day. If any such Interest Payment Date (other than the Stated Maturity date for principal) is postponed or brought forward as described above, the interest amount will be adjusted accordingly. If the Stated Maturity date for principal falls on a day that is not a Floating Rate Business Day, payment of principal and interest on the Securities will be made on the next day that is a Floating Rate Business Day, and no interest will accrue for the period from and after the Stated Maturity date. Postponement as described above will not result in a default under the Securities or the Indenture.

“Calculation Agent” means Deutsche Bank Trust Company Americas; provided that the Company may, in its sole discretion, appoint any other institution to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in such appointment.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the holders of Securities, the Company and the Trustee, absent manifest error.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 13, June 13, September 13 or December 13 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be

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given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

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(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

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Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name: Title:
Authorized Signatory

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REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default

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as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with

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the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

NOTE DUE 2014

No. R – [—]	U.S.$[—] CUSIP 80105NAC9 ISIN US80105NAC92

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 28, 2014, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 28, June 28, September 28 and December 28 of each year, subject to adjustment in accordance with the Day Count Convention (as defined below) (each an “Interest Payment Date”), commencing June 28, 2011 up to and including March 28, 2014, at a floating rate equal to the 3-month U.S. Dollar London Interbank Offered Rate (LIBOR) (as determined below), reset quarterly, plus a margin of 0.31% per annum, as described below, until the principal hereof is paid or made available for payment. The interest rate for the first Interest Period (as defined below) will be LIBOR, as determined on March 25, 2011, plus a margin of 0.31% per annum.

The interest rate will be reset quarterly on each Interest Reset Date (as defined below). For each Interest Period, interest will be calculated on the basis of the actual number of days elapsed and a 360-day year. “Interest Period” means the period beginning on, and including, an Interest Payment Date and ending on, but not including, the following Interest Payment Date; provided that the first Interest Period will begin on March 29, 2011, and will end on, but not include, the first Interest Payment Date. The “Interest Reset Date” for each Interest Period other than the first Interest Period, will be the first day of such Interest Period, subject to adjustment in accordance with the Day Count Convention specified below. The “Interest Determination Date” relating to a particular Interest Reset Date will be the day that is two London Banking Days preceding such Interest Reset Date.

With respect to any Interest Determination Date, “LIBOR” will be the rate for deposits in U.S. Dollars having a maturity of three months commencing on the Interest Reset Date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, LIBOR, in respect of that Interest Determination Date, will be determined as follows: the Calculation Agent (as defined below) will request the principal London offices of each of four major reference banks in the London interbank market (which may include the Calculation Agent, the paying agents or their affiliates), as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. Dollars for the period of three months, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in The City of New York (which may include the Calculation Agent, the paying agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for loans in U.S. Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. Dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen

2

“LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits.

“Floating Rate Business Day” means any day that is a New York Business Day and a London Banking Day.

“New York Business Day” means any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

“London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

“Day Count Convention” means: if any Interest Reset Date or Interest Payment Date (other than the Stated Maturity date for principal) would otherwise be a day that is not a Floating Rate Business Day, the relevant date will be postponed to the next day that is a Floating Rate Business Day; provided, however, that if that date would fall in the next succeeding calendar month, such date will be the immediately preceding Floating Rate Business Day. If any such Interest Payment Date (other than the Stated Maturity date for principal) is postponed or brought forward as described above, the interest amount will be adjusted accordingly. If the Stated Maturity date for principal falls on a day that is not a Floating Rate Business Day, payment of principal and interest on the Securities will be made on the next day that is a Floating Rate Business Day, and no interest will accrue for the period from and after the Stated Maturity date. Postponement as described above will not result in a default under the Securities or the Indenture.

“Calculation Agent” means Deutsche Bank Trust Company Americas; provided that the Company may, in its sole discretion, appoint any other institution to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in such appointment.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the holders of Securities, the Company and the Trustee, absent manifest error.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 13, June 13, September 13 or December 13 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be

3

given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

4

(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

6

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name: Title:
Authorized Signatory

7

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

This Security will be subject to a special mandatory redemption (the “Special Mandatory Redemption”) prior to Stated Maturity in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i)	at 11:59 P.M. New York City time on September 30, 2011, the Exchange Offer has not yet been consummated; or

(ii)	prior to the Exchange Offer being consummated, the Merger Agreement is terminated at any time for any reason.

If a Special Mandatory Redemption Triggering Event occurs, the Company shall redeem all of the aggregate principal amount of the Outstanding Securities of this series on (a) October 31, 2011 or, if earlier, (b) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Merger Agreement is terminated as described in (ii) above (any such date, the “Special Mandatory Redemption Date”).

Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the Securities to be redeemed (the “Special Mandatory Redemption Price”) plus, in addition to such Special Mandatory Redemption Price, accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Special Mandatory Redemption Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Securities registered as such at the close of business on the applicable record date, as provided herein and in the Indenture.

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On and after the Special Mandatory Redemption Date, as provided in Section 1106 of the Indenture, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Special Mandatory Redemption Price, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any, all as provided in Section 1105 of the Indenture.

Notice of redemption shall be given, with a copy to the Trustee, not later than five (5) Business Days following the Special Mandatory Redemption Triggering Event, to each Securityholder at its registered address (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall contain the information set forth in Section 1104 of the Indenture.

For the purposes of the foregoing:

“Exchange Offer” means the offer described in more detail in the Merger Agreement and in the Tender Offer Statement on Schedule TO filed by the Company on October 4, 2010, as amended, pursuant to which the Company has offered to purchase shares of Genzyme Corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of February 16, 2011 between the Company, GC Merger Corp., a Massachusetts corporation and the Company’s wholly-owned subsidiary, and Genzyme Corporation, a Massachusetts corporation.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless

9

such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or

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mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

1.625% NOTE DUE 2014

No. R – [—]	U.S.$[—] CUSIP 80105NAB1 ISIN US80105NAB10

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 28, 2014, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 28 and September 28 of each year, commencing September 28, 2011, at the rate of 1.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 13 or September 13 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

2

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

3

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

5

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By
Name:
Title:
Authorized Signatory

6

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time or from time to time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (excluding interest accrued to the Redemption Date) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Applicable Redemption Margin for the Securities to be redeemed, in each case plus accrued and unpaid interest thereon to (but not including) the Redemption Date.

For the purposes of the foregoing:

“Applicable Redemption Margin” means 0.10% per annum.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as such.

“Comparable Treasury Price” means, with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and the lowest such Reference Treasury Dealer Quotations for such redemption date, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SG Americas Securities, LLC and BNP Paribas Securities Corp. or its affiliates and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer in New York City (each, a “primary treasury dealer”). If any of the foregoing shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer.

“Reference Treasury Dealer Quotation” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing or by email to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York City time, on the third business day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

The notice of redemption will state any conditions applicable to a redemption and the amount of Securities of any series to be redeemed. If less than all the Securities of any series are to be redeemed, the Securities of such series to be redeemed shall be selected by the Trustee by such method as the Trustee deems fair and appropriate.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

This Security will be subject to a special mandatory redemption (the “Special Mandatory Redemption”) prior to Stated Maturity in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i)	at 11:59 P.M. New York City time on September 30, 2011, the Exchange Offer has not yet been consummated; or

(ii)	prior to the Exchange Offer being consummated, the Merger Agreement is terminated at any time for any reason.

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If a Special Mandatory Redemption Triggering Event occurs, the Company shall redeem all of the aggregate principal amount of the Outstanding Securities of this series on (a) October 31, 2011 or, if earlier, (b) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Merger Agreement is terminated as described in (ii) above (any such date, the “Special Mandatory Redemption Date”).

Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the Securities to be redeemed (the “Special Mandatory Redemption Price”) plus, in addition to such Special Mandatory Redemption Price, accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Special Mandatory Redemption Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Securities registered as such at the close of business on the applicable record date, as provided herein and in the Indenture.

On and after the Special Mandatory Redemption Date, as provided in Section 1106 of the Indenture, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Special Mandatory Redemption Price, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any, all as provided in Section 1105 of the Indenture.

Notice of redemption shall be given, with a copy to the Trustee, not later than five (5) Business Days following the Special Mandatory Redemption Triggering Event, to each Securityholder at its registered address (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall contain the information set forth in Section 1104 of the Indenture.

For the purposes of the foregoing:

“Exchange Offer” means the offer described in more detail in the Merger Agreement and in the Tender Offer Statement on Schedule TO filed by the Company on October 4, 2010, as amended, pursuant to which the Company has offered to purchase shares of Genzyme Corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of February 16, 2011 between the Company, GC Merger Corp., a Massachusetts corporation and the Company’s wholly-owned subsidiary, and Genzyme Corporation, a Massachusetts corporation.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

9

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

11

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

2.625% NOTE DUE 2016

No. R – [—]	U.S.$[—]
CUSIP 80105NAD7
ISIN US80105NAD75

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 29, 2016, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 29 and September 29 of each year, commencing September 29, 2011, at the rate of 2.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 14 or September 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By
Name:
Title:
Authorized Signatory

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time or from time to time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (excluding interest accrued to the Redemption Date) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Applicable Redemption Margin for the Securities to be redeemed, in each case plus accrued and unpaid interest thereon to (but not including) the Redemption Date.

For the purposes of the foregoing:

“Applicable Redemption Margin” means 0.15% per annum.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as such.

“Comparable Treasury Price” means, with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and the lowest such Reference Treasury Dealer Quotations for such redemption date, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SG Americas Securities, LLC and BNP Paribas Securities Corp. or its affiliates and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer in New York City (each, a “primary treasury dealer”). If any of the foregoing shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer.

“Reference Treasury Dealer Quotation” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing or by email to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York City time, on the third business day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

The notice of redemption will state any conditions applicable to a redemption and the amount of Securities of any series to be redeemed. If less than all the Securities of any series are to be redeemed, the Securities of such series to be redeemed shall be selected by the Trustee by such method as the Trustee deems fair and appropriate.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

This Security will be subject to a special mandatory redemption (the “Special Mandatory Redemption”) prior to Stated Maturity in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i)	at 11:59 P.M. New York City time on September 30, 2011, the Exchange Offer has not yet been consummated; or

(ii)	prior to the Exchange Offer being consummated, the Merger Agreement is terminated at any time for any reason.

If a Special Mandatory Redemption Triggering Event occurs, the Company shall redeem all of the aggregate principal amount of the Outstanding Securities of this series on (a) October 31, 2011 or, if earlier, (b) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Merger Agreement is terminated as described in (ii) above (any such date, the “Special Mandatory Redemption Date”).

Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the Securities to be redeemed (the “Special Mandatory Redemption Price”) plus, in addition to such Special Mandatory Redemption Price, accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Special Mandatory Redemption Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Securities registered as such at the close of business on the applicable record date, as provided herein and in the Indenture.

On and after the Special Mandatory Redemption Date, as provided in Section 1106 of the Indenture, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Special Mandatory Redemption Price, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any, all as provided in Section 1105 of the Indenture.

Notice of redemption shall be given, with a copy to the Trustee, not later than five (5) Business Days following the Special Mandatory Redemption Triggering Event, to each Securityholder at its registered address (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall contain the information set forth in Section 1104 of the Indenture.

For the purposes of the foregoing:

“Exchange Offer” means the offer described in more detail in the Merger Agreement and in the Tender Offer Statement on Schedule TO filed by the Company on October 4, 2010, as amended, pursuant to which the Company has offered to purchase shares of Genzyme Corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of February 16, 2011 between the Company, GC Merger Corp., a Massachusetts corporation and the Company’s wholly-owned subsidiary, and Genzyme Corporation, a Massachusetts corporation.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SANOFI-AVENTIS

4.000% NOTE DUE 2021

No. R – [—]	U.S.$[—]
CUSIP 80105NAG0
ISIN US80105NAG07

Sanofi-aventis, a société anonyme duly organized and existing under the laws of the Republic of France, having its registered office at 174, avenue de France, 75013, Paris, France, existing for a term that will expire on May 18, 2093, registered with the Registry of Commerce and Companies (Registre du commerce et des sociétés) of Paris under No. 395 030 844 (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [—] U.S. Dollars (U.S.$[—]) on March 29, 2021, and to pay interest thereon from March 29, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 29 and September 29 of each year, commencing September 29, 2011, at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 14 or September 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed (if any), and upon such notice as may be required by such exchange (if any), all as more fully provided in said Indenture.

The Company will make all payments of principal and interest on the Securities without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within the Republic of France (or, if the Company changes its jurisdiction of organization or residency for tax purposes, the jurisdiction in which the Company is organized or resident for tax purposes or in the case of a successor entity of the Company, any jurisdiction in which such successor entity is organized or resident for tax purposes) (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a “Relevant Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor entity, as the case may be, will make such deduction or withholding, make payment of the amount so withheld to the appropriate governmental authority and will, to the fullest extent permitted by law, pay such additional amounts (“Additional Amounts”) as will result in receipt by the Holders of such amounts as would have been received by the Holders had no such withholding or deduction been required by the Relevant Jurisdiction, except that no Additional Amounts will be payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere holding of the Security), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein; or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later (except to the extent that the Holder would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day);

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(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge;

(C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

(D) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which in each case of the foregoing (i) or (ii) is required or imposed by a statute, treaty, regulation or administrative practice of the Relevant Jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge;

(E) any tax, duty, assessment or other governmental charge which such Holder or beneficial owner would have been able to avoid by presenting such Security to another Paying Agent;

(F) any tax, duty, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or

(G) any combination of items (A), (B), (C), (D), (E) and (F) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register.

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Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2011

SANOFI-AVENTIS

By
Name: Laurence Valentin-Esturonne
Title: Corporate Treasurer

Attest:

Name: Hervé Tainturier
Title: Vice President Corporate Legal Affairs

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Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: March 29, 2011

DEUTSCHE BANK TRUST COMPANY AMERICAS
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY

By
Name:
Title:
Authorized Signatory

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REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of March 29, 2011 (herein called the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in initial aggregate principal amount to U.S.$[—].

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time or from time to time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (excluding interest accrued to the Redemption Date) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Applicable Redemption Margin for the Securities to be redeemed, in each case plus accrued and unpaid interest thereon to (but not including) the Redemption Date.

For the purposes of the foregoing:

“Applicable Redemption Margin” means 0.15% per annum.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as such.

“Comparable Treasury Price” means, with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after

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excluding the highest and the lowest such Reference Treasury Dealer Quotations for such redemption date, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SG Americas Securities, LLC and BNP Paribas Securities Corp. or its affiliates and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer in New York City (each, a “primary treasury dealer”). If any of the foregoing shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer.

“Reference Treasury Dealer Quotation” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing or by email to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York City time, on the third business day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

The notice of redemption will state any conditions applicable to a redemption and the amount of Securities of any series to be redeemed. If less than all the Securities of any series are to be redeemed, the Securities of such series to be redeemed shall be selected by the Trustee by such method as the Trustee deems fair and appropriate.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is March 29, 2011.

This Security will be subject to a special mandatory redemption (the “Special Mandatory Redemption”) prior to Stated Maturity in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i)	at 11:59 P.M. New York City time on September 30, 2011, the Exchange Offer has not yet been consummated; or

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(ii)	prior to the Exchange Offer being consummated, the Merger Agreement is terminated at any time for any reason.

If a Special Mandatory Redemption Triggering Event occurs, the Company shall redeem all of the aggregate principal amount of the Outstanding Securities of this series on (a) October 31, 2011 or, if earlier, (b) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Merger Agreement is terminated as described in (ii) above (any such date, the “Special Mandatory Redemption Date”).

Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the Securities to be redeemed (the “Special Mandatory Redemption Price”) plus, in addition to such Special Mandatory Redemption Price, accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Special Mandatory Redemption Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Securities registered as such at the close of business on the applicable record date, as provided herein and in the Indenture.

On and after the Special Mandatory Redemption Date, as provided in Section 1106 of the Indenture, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Special Mandatory Redemption Price, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any, all as provided in Section 1105 of the Indenture.

Notice of redemption shall be given, with a copy to the Trustee, not later than five (5) Business Days following the Special Mandatory Redemption Triggering Event, to each Securityholder at its registered address (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall contain the information set forth in Section 1104 of the Indenture.

For the purposes of the foregoing:

“Exchange Offer” means the offer described in more detail in the Merger Agreement and in the Tender Offer Statement on Schedule TO filed by the Company on October 4, 2010, as amended, pursuant to which the Company has offered to purchase shares of Genzyme Corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of February 16, 2011 between the Company, GC Merger Corp., a Massachusetts corporation and the Company’s wholly-owned subsidiary, and Genzyme Corporation, a Massachusetts corporation.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, in each case for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. This transfer or exchange will only be made if the Security Registrar is satisfied with the Holder’s proof of ownership.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee or its nominee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 308 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold or deposit moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments, if any) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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